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                                  Exhibit 99-7


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Life Account C:

We consent to the use of our report dated February 7, 2000, relating to the consolidated financial statements of Aetna Life Insurance and Annuity Company, which are incorporated by reference in this amendment no. 1 to Registration Statement on Form S-6 (File No. 333-89953).



                                                          /s/ KPMG LLP


Hartford, Connecticut
December 29, 2000